Independent Accountant's Report on Applying Asset Agreed Upon Procedures

The Board of Directors
Lanark Master Issuer plc
Winchester House, Mailstop 429
1 Great Winchester Street
London
EC2N 2DB
United Kingdom
(the "Issuer")

Merrill Lynch International
2 King Edward Street
London
EC1A 1HQ
(the "Arranger")

BNP Paribas, London Branch
10 Harewood Avenue
London
NW1 6AA
("BNP")

Standard Chartered Bank
One Basinghall Avenue
London
EC2V 5DD
(“Standard Chartered” and the “Managers”)

Clydesdale Bank plc
30 St. Vincent Place
Glasgow
G1 2HL
United Kingdom
(the "Seller")

Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London
E14 5LB
("Citi")

Wells Fargo Securities, LLC
Duke Energy Center
550, S. Tryon Street
Charlotte
NC 28202
United States
("Wells Fargo LLC", and together with the Arranger, Citi and BNP, the "Joint Lead Managers")

30 January 2019

PROPOSED ISSUE BY LANARK MASTER ISSUER PLC OF SERIES 2019-1 NOTES (the "Issue") UNDER THE £20 BILLION RESIDENTIAL MORTGAGE BACKED NOTE PROGRAMME (the “Programme”)

Dear Sirs and Madams

We have performed the procedures enumerated below, which were agreed to by the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers (as defined in Appendix 1 of the Engagement Letter). The procedures were performed solely for the purpose of certain agreed upon procedures on certain loans (the "Loan Pool") related to the issuance of residential mortgage backed floating rate securities by the Issuer. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
This report (the "Asset Agreed Upon Procedures Report") is addressed to the Board of Directors of the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers identified in Appendix 1 of the Engagement Letter who have agreed to participate in the proposed Issue.
These procedures were established with the Issuer and the Seller, and the sufficiency of the procedures as described below is solely the responsibility of the Issuer and the Seller.
The procedures that we performed and our findings are as follows:
1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 4 of the Engagement Letter (the "Agreed Upon Procedures").

Deloitte LLP has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Seller, even if Deloitte LLP had reason to know or should have known of such inaccuracy or incompleteness.

We have carried out the Agreed Upon Procedures during the period 23-25 April 2018.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The Seller informed us that the "First Pool Run"contained a total of 51,860 residential account numbers for each residential mortgage loan in the Loan Pool. A random sample of 458 residential mortgage loans was selected from the First Pool Run using the sampling approach below (the "Sample"). The Seller then provided us with the data files 'Lanark 2018-2 AUP Sample Deloitte.xlsx' which contained information for each loan in the Sample (the "Sample Pool") as at 28 February 2018 (the "Cut-off Date").

The procedures we have undertaken, set out in paragraphs 1.1 to 1.14 under the agreed upon procedures sections below, have been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed Upon Procedures was the Application Form, latest offer, KFI, Home Loan Details, Home Loan Additional Information Form, Certificate of Title ("COT"), Official Copy of Register Entries, valuation report (or a letter from the valuer), income documentation, Autoscore Decision Printout, Autoscore Archive Database, and the ALS loan administration system of the Seller (the "System").

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that we are 99% confident that not more than 1% of the population of First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

For each loan in the Sample Pool, using the information supplied on the Sample Pool we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

1.1	Borrower Name
In cases where the surname of the female applicant changed to the surname of the male applicant we are informed by the Issuer that such changes are as a result of the changes in the marital status of the applicant.  For the avoidance of doubt, we did not check that the changes in the surname of the applicant were due to the change in the marital status of the applicant as no evidence of changes to the marital status were available in the mortgage files.

1.1.1.
For each loan in the Sample Pool, we compared whether the borrower's name(s) shown on the System substantially agreed with that shown on the Application Form.  Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the borrower's name(s) agreed to the Application Form, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.1.2.
For each loan in the Sample Pool, we compared whether the borrower's name(s) shown on the System substantially agreed with that shown on the latest offer, KFI or Home Loan Details noting whether it substantially agreed.  Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred.  We found that the borrower's name(s) agreed with the latest offer, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.1.3.
For each loan in the Sample Pool, we compared whether the borrower's name(s) shown on the System substantially agreed with that shown on the Certificate of Title ("COT") / Official Copy of Register Entries.  Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred.  We found that the borrower's name(s) agreed with the COT / Official Copy of Register Entries, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.2	Property address
We were instructed by the Issuer that this procedure should not include agreeing the postcode if other segments of the property address were sufficient to identify the property address.  Additionally, we were instructed by the Issuer that instances where the original plot address and final full postal address differ as the Issuer expects the property address to sometimes change as a mortgage progresses from application to completion and thus these should not be considered to be errors if the address was not substantially changed. For the avoidance of doubt, if the postcode was missing, incomplete or incorrect, or if the original plot address and final full postal address did not substantially differ, they were not considered to be an error.
1.2.1.
For each loan in the Sample Pool, we compared whether the property address shown on the System substantially agreed with that shown on the latest offer, KFI or Home Loan Details.  Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred.  We found that the property address substantially agreed with the latest offer, KFI or Home Loan Details, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.2.2.
For each loan in the Sample Pool, we compared whether the property address shown on the System substantially agreed with that shown on the latest valuation report.  Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred.  We found that the property address substantially agreed with the latest valuation report, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.2.3.
For each loan in the Sample Pool, we compared whether the property address shown on the System substantially agreed with that shown on the COT / Official Copy of Register Entries.  Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred. We found that the property address substantially agreed with the COT / Official Copy of Register Entries, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.3.	Loan purpose
For each loan in the Sample Pool, we compared whether the loan purpose shown on the Sample Pool agreed with that shown on the Application Form / latest offer, KFI or Home Loan Details / the Home Loan Additional Information Form.  We found that the loan purpose agreed with the Application Form / latest offer, KFI or Home Loan Details / the Home Loan Additional Information Form, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.4.	Amount advanced
For each loan in the Sample Pool, we compared whether the amount advanced (plus fees if fees were added to the loan) shown on the Sample Pool agreed with that shown on the latest offer, KFI or Home Loan Details for each mortgage loan, within ± three months payments as shown on the offer.  We found that the amount advanced agreed with the latest offer, KFI or Home Loan Details, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.5.	Current balance
For each loan in the Sample Pool, we compared whether the Current Principal Balance shown on the Sample Pool agreed, within a tolerance of ± £250, with that shown in the System as at 28 February 2018. We found that the current balance agreed, within a tolerance of ± £250, with the System as at 28 February 2018, with no exception.
As a result of the procedures performed there is a 99% confidence level that not more than 1% of the First Pool Run contains errors.
1.6.	Original term
For each loan in the Sample Pool, we compared whether the original term shown on the Sample Pool agreed with that shown in the latest offer, KFI or Home Loan Details for each mortgage loan, within ±3 months.  We found that the original term agreed with the latest offer, KFI or Home Loan Details, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.7.	Valuation amount
For each loan in the Sample Pool, we compared whether the valuation amount shown on the Sample Pool agreed with that shown in the original valuation report or a letter from the valuer confirming the valuation in the file(s) relating to each mortgage loan. We found that the valuation amount agreed with the valuation report, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.8.	Valuation date
For each loan in the Sample Pool we compared whether the date of valuation shown on the Sample Pool agreed with the date of valuation shown on the original valuation report or a letter from the valuer confirming the valuation in the file(s) relating to each mortgage loan to within + 30 days. We found that the valuation date agreed with the valuation report, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.9.	Credit search
For each loan in the Sample Pool, we compared whether the name(s) of at least the main borrower shown on the Sample Pool had a completed credit search(s) in that name in the form of an accept or pend Autoscore Decision Printout ("ADP") document or a printout from the Autoscore Archive Database ("AAD"). We found that a credit search(s) had been completed in the name(s) of the borrower(s), with no exception.
As a result of the procedures performed there is a 99% confidence level that not more than 1% of the First Pool Run contains errors.
1.10.	Income confirmation
For each loan in the Sample Pool, we confirmed whether there was evidence on the loan file that income confirmation had been obtained. Evidence is defined as a copy of a P60, employer's reference, bank statements, payslips, accountant certificate, salary calculator or financial statements. We found that there was evidence of income confirmation on the loan file, with no exception.
For this procedure, we can state that we are 99% confident that not more than 1% of the First Pool Run contained errors.
1.11.	Document signatories
1.11.1.	For each loan in the Sample we noted whether the Application Form had been signed in the designated signature space. We found the Application Form to be signed, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.11.2.	For each loan in the Sample Pool we noted whether the valuation report where available had been signed in the designated signature space. We found the valuation report to be signed, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.11.3.
For each loan in the Sample Pool we noted whether the COT had been signed in the designated signature space.  It must be noted that the Official Copy of Register Entries does not require a designated signatory, so therefore this was not tested in the cases where there was an Official Copy of Register Entries on file but no COT. We found the above documents to be signed or on file, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.12.	Product type
For each loan in the Sample Pool we compared whether the product type shown in the Sample Pool agreed to that shown on the latest offer, KFI or Home Loan Details. We found that the product type agreed with the latest offer, KFI or Home Loan Details, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.13.	Credit Check
For each loan in the Sample Pool we noted whether an Accept decision was recorded on the Autoscore Decision Printout / the Autoscore Archive Database. We found that the accept decision was recorded on the Decision Printout / the Autoscore Archive Database, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.
1.14.	Arrears balance
For each loan in the Sample Pool we compared whether the arrears balance shown on the Sample Pool as at 28 February 2018 agreed, to within a tolerance of ± £50, with the arrears balance in the System. We found that arrears balance as at 28 February 2018 agreed to within a tolerance of + £50 with the System, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

2.	Scope of our Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above.  We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.
This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.
3.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 27 November 2018, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte LLP's engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter dated 27 November 2018. For the avoidance of doubt, the Arranger, the Joint Lead Managers and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours faithfully

Deloitte LLP

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